SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant  [x]
Filed by a party other than the registrant [ ]
Check the appropriate box:

[x]    Preliminary proxy statement                [ ] Confidential, for Use of
                                                      the Commission Only
[ ]    Definitive proxy statement

[ ]    Definitive additional materials                (as permitted by Rule
                                                       14a-6(e)(2))

[ ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                 ERD WASTE CORP.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [x]  No fee required.

     [ ]  Fee  computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
          0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, schedule or registration statement no.:

     (3)  Filing party:

     (4)  Date filed:

                         [LETTERHEAD OF ERD WASTE CORP.]

                                                    September ___, 1997

Dear ERD Stockholder:

         The Board of Directors of ERD Waste Corp. (the "Company") has proposed to amend the Company's Certificate of Incorporation to increase the total number of shares of the Company's Common Stock, par value $.001 ("Common Stock"), which the Company shall have the authority to issue, from 15,000,000 to 30,000,000. The Board has also proposed to amend the Company's 1994 Stock Option Plan (the "Plan") to increase the number of shares of Common Stock available upon exercise of options under the Plan from 500,000 to 1,300,000, to allow for administration of the Plan by the Board of Directors and to give the Board of Directors greater flexibility in substituting options under the Plan for options issued by an acquired company. The Board, which has adopted the proposals, will be authorized to implement them only if a majority of the holders of the outstanding shares of common stock of the Company consent. Because this solicitation of written consents is in lieu of a meeting of stockholders, there will be no meeting of stockholders held in connection with the matters subject to this consent solicitation.

         The proposal to increase the authorized number of shares of common stock has been made in order to enable the Company to have sufficient shares of Common Stock available for issuance in connection with a private placement of up to 10,000,000 shares of Common Stock for an aggregate purchase price of up to $5,000,000.

         The proposal to increase the number of shares available under the Plan has been made in order to enable the Company to grant options that have been promised to certain key employees and to have sufficient option shares available to attract and retain qualified personnel. The proposal to allow the Board of Directors to administer the Plan will bring the Plan into compliance with certain changes to Rule 16b-3, promulgated by the Securities and Exchange Commission. Lastly, the proposal allowing the Board to grant options in substitution for options held by employees of an acquired company will clarify to make clear that the terms of substitute options granted to employees of an acquired company need not be identical to the terms of options they replace.

         The above proposals are more fully described in the enclosed Consent Solicitation Statement.

         This consent solicitation is being sent to all stockholders of record at the close of business on September 12, 1997. Only stockholders of record on September 12, 1997 will be entitled to submit a written Consent Form.

         The ability of the Company to successfully complete the contemplated private placement is dependent upon it obtaining sufficient consents from the Company's stockholders NOT LATER THAN SEPTEMBER 30, 1997. Accordingly, please mark the box on the enclosed Written Consent Form to indicate how your shares should be counted and return the marked form in the enclosed postage-paid envelope.

                                                  Sincerely,

                                                  ERD WASTE CORP.
                                                  By  /s/ Joseph J. Wisneski
                                                      ----------------------
                                                      Joseph J. Wisneski
                                                      President

                                 ERD WASTE CORP.
                            937 East Hazelwood Avenue
                            Rahway, New Jersey 07065

                         CONSENT SOLICITATION STATEMENT
                               SEPTEMBER ___, 1997


                         INFORMATION REGARDING CONSENTS

         This consent solicitation statement and the accompanying written consent form (the "Written Consent Form") are furnished in connection with the solicitation of stockholder consents (the "Consent Solicitation") by the Board of Directors of ERD Waste Corp. (the "Company"), in lieu of a meeting of stockholders, in connection with (i) the proposed amendment of the Company's Certificate of Incorporation (the "Certificate of Incorporation") and (ii) the proposed amendment to the Company's 1994 Stock Option Plan (the "Plan"). Such amendments are more fully described in the proposals set forth below. Only stockholders of record on the books of the Company at the close of business on September 12, 1997 (the "Record Date") will be entitled to submit a consent. It is anticipated that these consent solicitation materials will be mailed to stockholders on or about September 19, 1997.

         The Company is incorporated in Delaware and is therefore subject to the Delaware General Corporation Law (the "DGCL"). Section 228 of the DGCL permits the stockholders of the Company to take action without a meeting upon obtaining consents of the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The DGCL also provides that the minimum necessary consents must be received by the Company within 60 days of the date of the first such written consent. Accordingly, if, within 60 days following its receipt of the first written consent approving a proposed amendment, the Company receives consents from the holders of a majority of the issued and outstanding shares of Common Stock, par value $.001 (the "Common Stock"), and those consents have not been revoked, the stockholders will be deemed to have approved such proposed amendment.

         All written consents received by the Company, regardless of when dated, will expire unless valid, written, unrevoked consents constituting the necessary vote for approval of a proposed amendment are received by the Company within 60 days of the date of the first such consent.

         ALTHOUGH THE DGCL PERMITS UP TO 60 DAYS FROM THE DATE OF RECEIPT OF THE FIRST CONSENT TO RECEIVE SUFFICIENT CONSENTS, IT IS IMPERATIVE THAT THE COMPANY RECEIVE SUFFICIENT CONSENTS NO LATER THAN SEPTEMBER 30, 1997 SO AS TO ENABLE THE COMPANY TO SUCCESSFULLY COMPLETE ITS PRIVATE PLACEMENT OF SHARES OF COMMON STOCK DESCRIBED BELOW (SEE PURPOSE AND EFFECT OF THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION).

         As required by the DGCL, if a proposed amendment is approved by the stockholders, the Company will promptly notify the stockholders from whom consents have not been received.

         A consent executed by a stockholder may be revoked at any time provided that a written, dated revocation is executed and delivered to the Company on or prior to the time at which the Company receives written consents sufficient to approve the proposed amendment. The Company intends to amend the Certificate of Incorporation and the Plan as soon as practicable following the receipt of the necessary consents. A revocation may be in any written form validly signed by the stockholder as long as it clearly states that the consent previously given is no longer effective. The revocation should be addressed to ERD Waste Corp., 937 East Hazelwood Avenue, Rahway, New Jersey 07065, Attn: Joseph Wisneski.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

       Holders of record of the Company's Common Stock at the close of business on September 12, 1997 will be entitled to submit a consent in the accompanying form. On that date, the Company had outstanding 8,004,673 shares of Common Stock. Each share of stock is entitled to one vote in the Consent Solicitation. Consents evidencing a majority of the shares of Common Stock issued and outstanding and entitled to vote are required to approve the proposed amendment being submitted to the stockholders of the Company for approval in the Consent Solicitation. To be counted toward the majority required for approval of the proposed amendment to the Certificate of Incorporation and the Plan, a consent must be delivered to the Company within 60 days of the delivery of the first dated consent.

         With respect to each of the proposed amendments, any action other than the delivery of a properly executed consent within such 60 day period, including abstentions and broker nonvotes, will have the practical effect of voting against the amendment.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of September 9, 1997, the ownership of the Common Stock by (i) each person who is known by the Company to own of record or beneficially more than 5% of the outstanding Common Stock, based on reports filed with the Securities and Exchange Commission (the "Commission"),
(ii) each of the Company's directors and executive officers, and (iii) all directors and executive officers of the Company as a group. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.

Name and Address                                            Number
of Beneficial Owner                                        of Shares      Percent Owned(1)(2)
- -------------------                                        ---------      -------------------

Robert M. Rubin (3)                                       1,718,348(4)      21.47%

Joseph J. Wisneski (3)                                    1,198,583(5)      14.97%

Marc McMenamin (3)                                          137,475(6)       1.72%

Carl Frischling                                               8,000(7)          *
170 East 83rd Street
New York, New York 10028

Joseph T. Jacobsen (3)(8)                                        --             *

All directors and executive officers of the Company       3,062,406         38.26%
as a group (five persons) (5)(6)(8)

Hampshire Securities Corporation and affiliates
(including one related person) (9)
640 Fifth Avenue
New York, New York 10019                                    397,620          4.97%


- --------------------

     *    Indicates beneficial ownership of less than one (1%) percent.

     (1) For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any security which such person or persons have or have the right to acquire within 60 days is deemed to be outstanding but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

     (2) Does not include (i) 1,750,000 shares of Common Stock issuable upon exercise of certain warrants to be granted to Barron Chase Securities, Inc. and M.S. Farrell & Co., Inc. in consideration of non-exclusive investment banking services, (ii) 1,263,859 shares of Common Stock issuable upon exercise of Unit Warrants issued pursuant to the Unit Offering (as defined in Footnote 7 below), (iii) 445,000 shares of Common Stock issuable pursuant to options granted under the Plan, (iv) 600,000 shares of Common Stock issuable pursuant to options granted under the Plan subject to stockholder approval of the proposed amendment of the Plan, of which 200,000, have been granted to Mr.
          Wisneski, 300,000 have been granted to Mr. Jacobson and 100,000 have been granted to Mr. McMenamin, (v) 200,000 shares of Common Stock issuable upon exercise of Unit Warrants (as defined in Footnote 7 below) issued to Kramer, Levin, Naftalis & Frankel ("Kramer Levin"), counsel to the Company, (vi) 126,385 shares of Common Stock issuable upon exercise of the unit purchase warrants issued to M.S. Farrell & Co., Inc. and Network 1 Financial Securities, Inc. (together, the "Unit Agents") and 126,385 Shares of Common Stock issuable upon exercise of the Unit Warrants underlying such Unit Purchase Warrants, in connection with the Unit Offering, (vii) 120,000 shares of Common Stock issuable upon exercise of the warrants originally issued to Hampshire Securities Corporation in connection with the initial public offering of the Company's Common Stock and (viii) 100,000 shares of Common Stock issuable upon exercise of certain warrants granted to the Unit Agents in consideration for investment banking services.

     (3) The address of each of the referenced individuals is c/o ERD Waste Corp., 937 East Hazelwood Avenue, Building 2, Rahway, New Jersey 07065.

     (4) Does not include 100,000 shares issued to American United Global, Inc. ("AUGI"), of which shares Mr. Rubin disclaims beneficial ownership. Mr. Rubin is the Chief Executive Officer and President of AUGI.

     (5) Does not include options issued to Mr. Wisneski to purchase 125,000 shares under the Plan, of which 93,750 are presently exercisable, and does not include options to purchase 200,000 shares under the Plan granted to Mr. Wisneski subject to stockholder approval of the proposed amendment of the Plan.

     (6) Does not include options issued to Mr. McMenamin to purchase 190,000 shares, in the aggregate, granted under the Plan, of which 142,000 are presently exercisable, and does not include options to purchase 100,000 shares under the Plan granted to Mr. McMenamin subject to stockholder approval of the proposed amendment of the Plan.

     (7) Does not include (i) 200,000 shares of Common Stock and (ii) 200,000 shares of Common Stock issuable upon the exercise of warrants comprising units issued to Kramer Levin, of which shares Mr. Frischling disclaims beneficial ownership. Shares of Common Stock and warrants comprising the units issued to Kramer Levin and to purchasers under the Company's private placement of Units comprised of Common Stock and warrants, which closed on June 6, 1997 (the "Unit Offering") are referred to as Unit Shares and Unit Warrants, respectively.

     (8) Does not include 26,500 shares issuable upon exercise of currently exercisable options granted to Mr. Jacobson.

     (9) Does not include warrants to purchase 101,059 shares of Common Stock. Each individual disclaims beneficial ownership of the others' shares of Common Stock.

EXECUTIVE COMPENSATION

         The following table sets forth the annual and long-term compensation for services in all capacities to the Company for the eight months ended September 30, 1996 and the fiscal years ended January 31, 1996 and 1995 of the Chief Executive Officer of the Company and the other executive officers of the Company (together, the "Named Executive Officers") who received over $100,000 in annualized compensation in the form of salary and bonus for the eight months ended September 30, 1996 ("Fiscal 1996").

                                Annual Compensation                   Long Term Compensation
                                -------------------                   ----------------------
                                                              Other
                                                              Annual               Restricted    Long Term   All Other
Name and                Period                                Compen-     Stock     Options/     Incentive    Compen-
Principal Position      Ended      Salary(1)      Bonus       sation(1)   Awards       SARs    Plan Payouts   sation
- ------------------      -----     ---------      -----        --------    -------     ----     ------------   ------

Joseph J. Wisneski      9-30-96   $132,692(3)    $55,000(4)    $40,000(5)                 --           --       --
President & Chief       1-31-96    150,273                       --          --           --     $125,000(4)    --
Executive Officer       1-31-95     58,750                       --          --           --           --       --

Robert M. Rubin         9-30-96     30,769(2)         --         --          --           --           --       --
Chairman of the Board   1-31-96    103,000
                        1-31-95     56,250            --         --          --           --           --       --

Marc McMenamin          9-30-96     67,692(6)   25,000(4)      4,000(5)      --           --           --       --
Chief Operations        1-31-96     93,320      15,000(4)         --         --      100,000(6)
Officer                 1-31-95     44,596            --          --         --           --           --       --

Joseph T. Jacobsen      9-30-96           (7)         --          --       2,600      60,000           --       --
Executive Vice President

(1) Data shown is for the eight months ended September 30, 1996, twelve months ended January 31, 1996, and twelve months ended January 31, 1995.

(2) Effective January 1, 1997, Mr. Rubin is compensated at $160,000 per annum (see "-- Employment Agreements"). During Fiscal 1996 Mr. Rubin voluntarily deferred compensation payments totalling $107,692.

(3) Effective January 1, 1997, Mr. Wisneski is compensated at $275,000 per annum. (see "-- Employment Agreements"). During Fiscal 1996 Mr. Wisneski voluntarily deferred compensation payments of $80,769.

(4)  Bonus relates to services rendered in the prior year fiscal period.

(5) Messrs. Wisneski, McMenamin and Jacobsen receive travel and entertainment allowances of $5,000, $500, and $650 per month, respectively.

(6) Effective January 1997, Mr. McMenamin is compensated at $130,000 per annum (see "-- Employment Agreements"). During Fiscal 1996, Mr. McMenamin deferred compensation payments of $13,462.

(7) Effective June 1996, Mr. Jacobsen is compensated at $125,000 per annum (See "-- Employment Agreements").

                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth information concerning stock option grants made during Fiscal 1996 to the Named Executive Officers. These grants are also reflected in the Summary Compensation Table. The Company has not granted any stock appreciation rights in Fiscal 1996.


                       Number of Securities        Percent of Total Options            Exercise or
                           Underlying Options         Granted to Employees in         Base Price per
Name                          Granted                       Fiscal Year                    Share         Expiration Date
- ----                          -------                       -----------                    -----         ---------------

Joseph T. Jacobsen            60,000                            40%                       $1.00           May, 2002


                    AGGREGATED FISCAL YEAR-END OPTION VALUES

         The following table sets forth information concerning the number of unexercised options at the end of Fiscal 1996 and the Fiscal 1996 year-end value of unexercised options on an aggregated basis held by the Named Executive Officers. The Company has not granted any stock appreciation rights and no options were exercised in Fiscal 1996.


                            Number of                     Number of Securities             Value of Unexercised
                            Shares                        Underlying Unexercised           In-the-Money Options
                            Acquired on      Value        Options at September 30, 1996    at September 30, 1996
Names                       Exercise         Realized     Exercisable/Unexercisable        Exercisable/Unexercisable
- -----                       --------         --------     -------------------------        -------------------------

Joseph J. Wisneski
President and Chief
Executive Officer            0                   $0                125,000  (1)(2)               N/A

Robert M. Rubin
Chairman of the
Board                        0                   $0                      0                       N/A

Marc McMenamin               0                   $0                190,000  (1)(3)               N/A

Joseph T.  Jacobsen          0                   $0                 60,000  (1)(4)               N/A

(1)  None of such options were exercisable at the end of Fiscal 1996.
(2)  Options  to  purchase   93,750   shares  of  Common  Stock  are   presently
     exercisable.
(3)  Options  to  purchase   142,000   shares  of  common  stock  are  presently
     exercisable.
(4)  Options  to  purchase   26,500   shares  of  common  stock  are   presently
     exercisable.

COMPENSATION OF DIRECTORS

         Outside Directors are entitled to a $1,500 quarterly fee. No fees were paid as of September 30, 1996. During 1996, no Director of the Company received any compensation for his services in such capacity. Outside directors are reimbursed for expenses incurred by them in connection with their activities on behalf of the Company.

                                   PROPOSAL 1:

                        APPROVAL OF THE AMENDMENT TO THE
                          CERTIFICATE OF INCORPORATION

         The Certificate of Incorporation of the Company, as currently in effect, provides that the Company is authorized to issue 15,000,000 shares of Common Stock.

         On August 25, 1997, the Board of Directors adopted, subject to stockholder approval, an amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 15,000,000 to 30,000,000. As proposed to be amended, the first sentence of Article FOURTH of the Certificate of Incorporation will read as follows:


                    The aggregate  number of shares which the Corporation  shall have authority to issue is 32,000,000 consisting of:

                    a) 30,000,000  shares of Common  Stock,  $.001 par value per share (the "Common Stock"); and

                    b) 2,000,000 shares of Preferred Stock,  $.001 par value per share (the "Preferred Stock").


PURPOSE OF THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION

         The Company is planning a private placement of shares of its Common Stock on a "best efforts, 5,000,000 shares minimum-or-10,000,000 shares maximum" basis (the "Offering"). Each share will be offered at a purchase price of $0.50. The Offering is being conducted by Barron Chase Securities, Inc. and M.S. Farrell & Co., Inc. as placement agents.

         The Offering will terminate on September 30, 1997, unless extended by the Company and the placement agents for a period not to exceed 60 days. An initial closing will occur upon acceptance by the Company of subscriptions for a minimum of $2,500,000.

         After deducting the estimated expenses of the Offering, the net proceeds from the Offering are estimated to be $2,250,000 under the minimum offering and $4,525,000 under the maximum offering. The Company anticipates that the net proceeds will be used substantially as follows:

                                                    Minimum          Maximum
                                                    Offering         Offering
                                                    --------         --------

   Repayment of note payable to American
      United Global, Inc. (1)                       $   535,000     $   535,000
   Scheduled obligations (2)                        $   648,000     $   648,000
   Legal Matters (3)                                $   649,000     $ 1,049,000
   Purchase of remaining ENSA shares (4)            $        --     $   520,000
   Facility improvements and upgrades               $        --     $   500,000
   Working Capital, including past due
      payments to vendors                           $   418,000     $ 1,273,000
                                                    -----------     -----------
                                                    $ 2,250,000     $ 4,525,000

- -----------------

(1) Robert M. Rubin, the Chairman of the Board of the Company, is the Chief Executive Officer and President of American United Global Inc.
(2)  Including leases, notes and rents.
(3) Including settlement payments to Jon Colin (there is a 10% discount if paid before December 31, 1997) and the law firm of Pirro, Collier, Cohen and Halpern.
(4) In May 1996, the Company acquired over 90% of the Common Stock and substantially all of the preferred stock of Environmental Services of America, Inc. ("ENSA") pursuant to a tender offer and a related preferred stock purchase agreement. The Company has stated its intention to acquire the remaining shares of ENSA. The Company has not yet purchased the remaining outstanding stock of ENSA.

         The above amounts and categories for use of the net proceeds of the Offering represent the Company's best estimates based upon current conditions and assumptions. Although no material changes are contemplated in the proposed use of such net proceeds, such amounts may be adjusted by reason of business conditions existing at the time of expenditure.

         Pending the use of the net proceeds from the Offering as described above, such funds will be invested in short-term, interest-bearing securities or deposited in short-term, interest-bearing bank accounts.

         As of September 12, 1997 there were 8,004,673 shares of Common Stock outstanding. Of the authorized but unissued shares of Common Stock, 2,381,629 shares are reserved for issuance upon exercise of outstanding options and warrants issued at various times by the Company. The minimum number of shares to be sold in the Offering is 5,000,000 shares. The Company will issue warrants to the placement agents to purchase up to 1,750,000 shares of Common Stock. If the minimum amount of 5,000,000 shares is sold in the Offering, the number of outstanding shares of common stock and the number of shares which must be reserved for issuance upon exercise of outstanding warrants and options would exceed the 15,000,000 shares of Common Stock which are currently authorized. Thus, it is necessary to amend the Certificate of Incorporation to authorize a sufficient number of shares to permit the issuance of common stock pursuant to the Offering.

         It is important that the stockholders authorize the amendment of the Certificate of Incorporation to increase the number of authorized shares of common stock from 15,000,000 to 30,000,000 as soon as possible so as not to delay a closing and jeopardize the success of the Offering. In any event, since the Offering will terminate on September 30, 1997, unless the Company and the placement agents agree to extend it, the Company must receive the sufficient number of consents by September 30, 1997.


VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

         The affirmative vote of a majority of the votes of Common Stock outstanding is required to approve the proposed amendment to the Certificate of Incorporation.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 1.

                                   PROPOSAL 2:

                        APPROVAL OF THE AMENDMENT OF THE
                        COMPANY'S 1994 STOCK OPTION PLAN

         The stockholders of the Company are being asked to approve the amendment and restatement of the Plan. The proposed amendment will (i) increase the number of shares authorized for issuance on exercise of options granted under the Plan from 500,000 to 1,300,000, (ii) allow for administration of the Plan by the Board of Directors and (iii) give the Board of Directors greater flexibility in substituting options under the Plan for options issued by an acquired company. The principal features of the Plan are summarized below. The summary is qualified in its entirety by reference to the Plan itself. A copy of the Plan, as proposed to be amended, is annexed hereto as Appendix C.

SUMMARY OF STOCK OPTION PLAN

         On March 2, 1994, the Board of Directors adopted the Plan which was approved by the stockholders of the Company. As adopted, the Plan provided for the grant of "incentive stock options" within the meaning of Section 422 of the United States Internal Revenue Code of 1986, as amended, and nonqualified options to purchase up to 500,000 shares of Common Stock to employees of the Company.

         The Plan, as proposed to be amended, will permit (i) the grant of options to purchase up to 1,300,000 shares of Common Stock to employees and consultants, (ii) administration by the full Board of Directors whether or not a committee has been appointed and (iii) the Board to specify the terms of any option granted under this Plan or substitution for options held by employees of original companies.

         The Plan currently provides for administration by a committee of the Board of Directors. The administration of the Plan involves, among other things, the determination of those individuals who shall receive options, the time period during which the options may be exercised, the number of shares of Common Stock issuable upon the exercise of each option, and the option exercise price. Prior to the recent amendment of Rule 16b-3 of the Exchange Act of 1934 (the "Exchange Act"), in order for issuances of options pursuant to a stock option plan to qualify for exemption from restrictions on purchases and sales of securities and reporting requirements under Section 16 of the Exchange Act, stock option plans had to be administered by "disinterested members" (as defined by Rule 16b-3 under the Exchange Act of 1934) of the Board of Directors. Rule 16b-3 now permits administration by the Board of Directors in addition to administration by a committee of "non-employee directors" (as defined by amended Rule 16b-3).

         The exercise price per share of Common Stock is determined by the Committee but for an incentive stock option may not be less than the fair market value per share of Common Stock on the date the option is granted. The aggregate fair market value (determined as of the date the option is granted) of Common Stock for which any person may be granted incentive stock options which first become exercisable in any calendar year may not exceed $100,000. No person who owns, directly or indirectly, at the time of the granting of an incentive stock option to such person, 10% or more of the total combined voting power of all classes of stock of the Company (a "10% Stockholder") shall be eligible to receive any incentive stock options under the Plan unless the exercise price is at least 110% of the fair market value of the shares of Common Stock subject to the option, determined on the date of grant and the option term is no more than five years.

         No stock option may be transferred by an optionee other than by will or the laws of descent and distribution, and, during the lifetime of an optionee, the option will be exercisable only by the optionee. In the event of termination of employment other than by death or disability, the optionee will have no more than three months after such termination during which the optionee shall be entitled to exercise the option, unless otherwise determined by the Board of Directors. Upon termination of employment of an optionee by reason of death or permanent and total disability, such optionee's options remain exercisable for one year thereafter (but not beyond the original term of the option) to the extent such options were exercisable on the date of such termination.

         Options under the Plan must be issued within ten years from the effective date of the Plan. The effective date of the Plan is March 2, 1994. Incentive stock options granted under the Plan cannot be exercised more than ten years from the date of grant. Incentive stock options issued to a 10% Stockholder are limited to five-year terms.

Options granted under the Plan generally provide for the payment of the exercise price in cash and may provide for the payment of the exercise price by delivery to the Company of shares of Common Stock already owned by the optionee having a fair market value equal to the exercise price of the options being exercised, or by a combination of such methods.

         Shares subject to unexercised options that expire or that terminate upon an employee's ceasing to be employed by the Company become available again for issuance under the Plan.

         In the case of "incentive stock options", no taxable income will be recognized by the option holder at the time of the grant or exercise of the option; however, the excess of the fair market value of the stock acquired over the option price at the date of exercise of an incentive stock option is an adjustment for purposes of computing the alternative minimum tax under Section 55 of the Code. If the requirements of section 422(a) of the Code are met by the holder of an incentive stock option (including the requirement that no disposition of such option shares is made by the option holder for more than two years after the grant of the option and for more than one year after the exercise of such option), then any gain or loss realized by the option holder upon disposition of such shares will be treated as capital gain or loss (assuming such shares are held as a capital asset by the option holder). If the requirements of section 422(a) of the Code are met, the Company will not be entitled to any deduction for Federal income tax purposes as a result of the issuance of shares pursuant to the exercise of an incentive stock option. If shares acquired on exercise of an incentive stock option are disposed of prior to the expiration of either the required holding periods described above (a "Disqualifying Disposition"), the option holder will recognize ordinary income in the year in which the disposition of such shares occurs. The amount of such ordinary income will be the excess of (a) the lower of the amount realized on disposition of such shares or the fair market value of such shares on the date of exercise of such option over (b) the option price, so long as the disposition is by sale or exchange with respect to which a loss, if sustained, would be recognized. In addition, capital gain will be recognized by the option holder in an amount equal to the excess, if any, of the amount realized on the Disqualifying Disposition over the sum of the option price and the ordinary income recognized by the option holder. The Company will ordinarily be entitled to a deduction for Federal income tax purposes at the time of the Disqualifying Disposition in an amount equal to the ordinary income recognized by the option holder.

         No tax obligation will arise for the optionee or the Company upon the granting of either incentive stock options or nonqualified stock options under the Plan. Upon exercise of a nonqualified stock option, an optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value, on the date of exercise, of the stock acquired over the exercise price of the option. The Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee. Any additional gain or loss realized by an optionee on disposition of shares acquired under a nonqualified stock option will be capital gain or loss to the optionee and will not result in any additional tax deduction to the Company.


PURPOSE OF THE AMENDMENT OF THE PLAN

         As of September 9, 1997 Options to purchase 445,000 shares of Common Stock were issued under the Plan. Options to purchase an additional 635,000 shares of common stock have been granted subject to stockholder approval of the proposed amendment of the Plan. The proposal to increase the number of shares available under the Plan has been made in order to enable the Company to grant the options that have been promised to certain key employees and to have sufficient option shares available to attract and retain qualified personnel. The proposal to allow the Board of Directors to administer the Plan will bring the Plan into compliance with certain changes to Rule 16b-3, promulgated by the Securities and Exchange Commission. Lastly, the provision allowing the Board to grant options in substitution for options held by employees of an acquired company is clarified to make clear that the terms of substitute options need not be identical to the terms of the options they replace.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

         The affirmative vote of a majority of the votes of common stock outstanding is required to approve the proposed amendment to the Plan.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.


SOLICITATION EXPENSES

         The Company will bear the cost of soliciting consents. Consents are being solicited by mail and, in addition, directors, officers, and employees of the Company may solicit consents personally or by telephone or facsimile transmission. No additional compensation will be paid on account of any such solicitations. Although there is no formal agreement to do so, the Company will reimburse custodians, brokerage houses, nominees, and other fiduciaries for the cost of sending Consent Solicitation material to their principals.


AVAILABLE INFORMATION

         The Company is subject to the informational requirements of the United States Securities Exchange Act of 1934, as amended, and in accordance therewith files periodic reports, proxy and information statements and other information with the Securities and Exchange Commission. Such reports, proxy and information statements and other information can be inspected and copied at the Securities and Exchange Commission's public reference rooms located at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, and at the public reference facilities in the regional offices of the Commission located at 7 World Trade Center, Suite 1300, New York, New York 10048, and at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such materials can be obtained at prescribed rates by writing to the Securities and Exchange Commission, Public Reference Branch, 450 Fifth Street, N.W., Washington, D.C. 20549. Such materials may also be accessed electronically by means of the Commission's site on the World Wide Web at http://www.sec.gov.



                                         By order of the Board of Directors


                                         -----------------------------
                                         Secretary
September 9, 1997
Rahway, New Jersey

                                   APPENDIX A

                              CONSENT RESOLUTION 1

          RESOLVED, that pursuant to Section 242 of the General Corporation Law of the State of Delaware, the Company is hereby authorized to amend article Fourth to increase the number of authorized shares of Common Stock, par value $.001 per share, from 15,000,000 to 30,000,000; and that the proper officers of the Corporation, acting singly, be, and each of them hereby is, authorized, empowered and directed to execute and file, or cause to be filed, a Certificate of Amendment to the Certificate of Incorporation of the Company to so increase the number of authorized shares of Common Stock in such form as the Board of Director approves, as required by the laws of the State of Delaware.

                                   APPENDIX B

                              CONSENT RESOLUTION 2


          RESOLVED, that the amendment to the Corporation's 1994 Stock Option Plan (the "1994 Plan") to (i) increase the number of shares authorized for issuance on exercise of options granted under the Plan from 500,000 to 1,300,000, (ii) allow for administration of the Plan by the Board of Directors and (iii) give the Board of Directors greater flexibility in substituting options under the Plan for options issued by an acquired company, as adopted by the Directors, is approved; and

          RESOLVED, that the Corporation reserve out of its authorized and unissued common stock 1,300,000 shares, inclusive of any shares previously reserved for this purpose, for issuance upon exercise of options granted pursuant to the 1994 Plan.

                                   APPENDIX C


                                 ERD WASTE CORP.

                             1994 STOCK OPTION PLAN

                          As amended September 4, 1997

         This plan amends and restates in its entirety the ERD Waste Corp. (formerly Environmental Resources & Disposal, Inc.(together, the "Company")) 1994 Stock Option Plan (the "Plan").

     1. PURPOSES.

         The purposes of this Plan are to aid the Company (formerly Environmental Resources & Disposal, Inc.) (the "Company") and any or all of its subsidiaries from time to time in attracting and retaining capable management, employees and consultants and to enable selected key employees of, and consultants to, the Company (and any or all of its subsidiaries from time to time) to acquire or increase ownership interest in the Company on a basis that will encourage them to perform at increasing levels of effectiveness and use their best efforts to promote the growth and profitability of the Company. Consistent with these objectives, this Plan authorizes the granting to selected key employees and consultants of options (collectively, "Options") to acquire shares of the Company's common stock, $.001 par value per share ("Common Stock"), pursuant to the terms and conditions hereinafter set forth. As used herein, the term "subsidiary" has the same meaning as is ascribed to the term "subsidiary corporation" under Section 425 of the Internal Revenue Code of 1986, as amended (the "Code").

         Options granted hereunder may be in the form of "incentive stock options" within the meaning of Section 422 of the Code or in the form of nonqualified stock options.

     2. EFFECTIVE DATE.

         This Plan, as amended and restated, was adopted by the Board of Directors of the Company (the "Board") on September 4, 1997 and is subject to the approval of the Stockholders within one year of such date.

     3. ADMINISTRATION.

         (a) This Plan shall be administered by a committee (the "Committee") consisting of three members of the Board, who are selected by the Board and authorized as a committee to administer this Plan. (In the event that, and for so long as, the entire Board shall consist of only three members, then the

Board shall constitute the Committee hereunder.) If, at any time, there are less than three members of the Committee eligible to serve in such capacity, the Board shall appoint one or more other eligible members of the Board to serve on the Committee. All Committee members shall serve, and may be removed, at the pleasure of the Board. To the extent required for transactions under the Plan to qualify for the exemptions available under Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934 (the "1934 Act"), all actions relating to awards to persons subject to Section 16 of the 1934 Act shall be taken by the Board unless each person who serves on the Committee is a "non-employee director" within the meaning of Rule 16b-3 or such actions are taken by a sub-committee of the Committee (or the Board) comprised solely of "non-employee directors".

         (b) A majority of the members of the Committee (but not less than two) shall constitute a quorum, and any action taken by a majority of such members present at any meeting at which a quorum is present, or acts approved in writing by all such members, shall be the acts of the Committee.

         (c) Subject to the other provisions of this Plan, the Committee shall have full authority to decide the date or dates on which Options will be granted under this Plan (in each instance, the "Date of Grant"), to select the key employees to whom Options will be granted, to determine the number of shares of Common Stock to be covered by each Option, the price at which such shares may be purchased upon the exercise of such Option (the "Exercise Price") and other terms and conditions of such purchase. In making such determinations, the Committee shall solicit the recommendations of the Chairman and President of the Company and may take into account each proposed optionee's present and potential contributions to the Company's business and any other factors which the Committee may deem relevant. Subject to the other provisions of this Plan, the Committee shall also have full authority to (i) interpret this Plan and any stock option agreements evidencing Options granted hereunder ("Option Agreements"), (ii) issue rules for administering this Plan, (iii) change, alter, amend or rescind such rules, and (iv) make all other determinations necessary or appropriate for the administration of this Plan. All determinations, interpretations and constructions made by the Committee pursuant to this Section 3 shall be final and conclusive. Notwithstanding anything to the contrary contained herein (x) until the Board shall appoint the members of the Committee, the Plan shall be administered by the Board; and (y) the Board may, in its sole discretion, at any time and from time to time, grant awards or resolve to administer the Plan. In either of the foregoing events, the Board shall have all of the authority and responsibility granted to the Committee herein. No member of the Board or the Committee shall be liable for any action, determination or omission taken or made in good faith with respect to this Plan or any Option granted hereunder.

     4. ELIGIBILITY.

         Subject to the provisions of Section 7 below, key employees of, and consultants to, the Company and its subsidiaries (including officers and directors who are employees) shall be eligible to receive Options under this Plan, as determined by the Committee.

     5. OPTION SHARES.

         (a) The shares subject to Options granted under this Plan shall be shares of Common Stock and, except as otherwise required or permitted by Section 5(b) below, the aggregate number of shares with respect to which options may be granted hereunder shall not exceed 1,300,000 shares. If an Option expires, terminates or is otherwise surrendered, in whole or in part, the shares allocable to the unexercised portion of such Option shall again become available for grants of options hereunder. As determined from time to time by the Board, the shares available under this Plan for grants of Options may consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock which have been reacquired by the Company or a subsidiary following original issuance.

         (b) The aggregate number of shares of Common Stock as to which options may be granted hereunder (as provided in Section 5(a) above), the number of shares covered by each outstanding option, and the Exercise Price applicable to each outstanding Option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, recapitalization or other subdivision or consolidation of shares or other adjustment, or the payment of a stock dividend in respect of the Common Stock; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated.

         (c) To the extent that the aggregate fair market value, determined on the Date of Grant, of the shares of stock with respect to which incentive stock options are exercisable for the first time by an Optionee (as such term is defined in Section 6 below) during any calendar year (under all incentive stock option plans of the Company and its subsidiaries), shall exceed $100,000, or such higher amount as may be permitted from time to time under section 422 of the Code, such options shall be treated as nonqualified stock options.

     6. TERMS AND CONDITIONS OF OPTIONS.

         Each Option granted pursuant to this Plan shall be evidenced by an Option Agreement between the Company and the individual to whom the Option is granted (the "Optionee") in such form or forms as the Committee, from time to time, shall prescribe, which agreements may but need not be identical to each other, but shall comply with and be subject to the following terms and conditions:

         (a) Exercise Price. The Exercise Price at which each share of Common Stock may be purchased pursuant to an Option shall be determined by the Committee, provided that, subject to Section 7 below, the Exercise Price of an incentive stock option shall be not less than 100% of the fair market value for each such share on the Date of Grant of such Option, as determined by the Committee in good faith in accordance with Section 422 of the Code and applicable regulations thereunder. Anything contained in this Section 6(a) to the contrary notwithstanding, in the event that the number of shares of Common Stock subject to any Option is adjusted pursuant to Section 5(b) above, a corresponding adjustment shall be made in the Exercise Price per share.

         (b) Duration of Options. The duration of each Option granted hereunder shall be determined by the Committee, provided that, subject to Section 7 below, each Option granted hereunder shall expire and all rights to purchase shares of Common Stock pursuant thereto shall cease on an "Expiration Date" which is no later than that date which is the day before the tenth anniversary of the Date of Grant of such Option.


         (c) Vesting of Options. The vesting of each Option granted hereunder shall be determined by the Committee. Only the vested portion(s) of any Option may be exercised. Anything contained in this Section 6 or in any Option Agreement to the contrary notwithstanding, an Optionee shall become fully (100%) vested in each of his or her Options upon his or her termination of employment with the Company or any of its subsidiaries by reason of death, disability or retirement at age 65 or older in accordance with the Company's standard retirement procedures then in effect (with such retirement being hereinafter referred to as "retirement"). The Committee shall, in its sole discretion, determine whether or not disability or retirement has occurred.

         (d) Merger, Consolidation, etc. In the event that the Company shall, pursuant to action by the Board, at any time propose to merge into, consolidate with, or sell or otherwise transfer all or substantially all of its assets to, another corporation and provision is not made pursuant to the terms of such transaction for (i) the assumption by the surviving, resulting or acquiring corporation of all outstanding Options granted pursuant to this Plan, (ii) the substitution of new Options therefor, or (iii) the payment of cash or other consideration in respect thereof, then the Committee shall cause written notice of the proposed transaction to be given to each optionee not less than thirty
(30) days prior to the anticipated effective date of the proposed transaction. On a date which the Committee shall specify in such notice, which date shall be not less than ten (10) days prior to the anticipated effective date of the proposed transaction, each Optionee's Options shall become fully (100%) vested and each optionee shall have the right to exercise his or her Options to purchase any or all shares then subject to such Options; and if the proposed transaction is consummated, each Option, to the extent not previously exercised prior to the effective date of the transaction, shall terminate on such effective date. If the proposed transaction is abandoned or otherwise not consummated, then to the extent that any Option not exercised prior to such abandonment shall have vested solely by operation of this Section 6(d), such vesting shall be annulled and be of no further force or effect and the vesting period otherwise established for or applicable to such Option pursuant to Section 6(c) above shall be reinstituted as of the date of such abandonment; provided, however, that nothing herein contained shall be deemed to retroactively affect or impair any exercise of any such vested Option prior to the date of such abandonment.

         (e) Exercise of Options. A person entitled to exercise an Option, or any portion thereof, may exercise it (or such vested portion thereof) in whole at any time, or in part from time to time, by delivering to the Company at its principal office, directed to the attention of the President of the Company or such other duly elected officer as shall be designated in writing by the Committee to the Optionee, written notice specifying the number of shares of Common Stock with respect to which the Option is being exercised, together with payment in full of the aggregate Exercise Price for such shares. Such payment shall be made in cash or by certified check or bank draft to the order of the Company; provided, however, that the Committee may, in its sole discretion, authorize such payment, in whole or in part, in any other form, including payment by personal check or by the exchange of shares of Common Stock owned of record by the person entitled to exercise the Option and having a fair market value on the date of exercise equal to the price for which the shares of Common Stock may be purchased pursuant to the Option.

         (f) Non-Transferability. No Option shall be transferable other than by will or the laws of descent and distribution, and during the subject Optionee's lifetime, no Option may be exercised by anyone other than such Optionee; provided, however, that if the optionee dies or becomes incapacitated, the Option may be exercised by his or her estate, legal representative or beneficiary, as the case may be, subject to all other terms and conditions contained in this Plan and the applicable Option Agreement.

         (g) Termination of Employment; Competition. Except as may otherwise be provided in any employment agreement, option agreement or other agreement between the Company and any Optionee, the following provisions shall apply in the event of an

Optionee's engaging in competition with the Company, or in the event of the termination of an Optionee's employment with the Company or any of its subsidiaries:

                           (i) In the event that an Optionee shall (A) commit or suffer any breach or violation of any non-competition and/or non-disclosure agreement (including, without limitation, any such provisions contained in any employment agreement) with the Company or any of its subsidiaries, or, (B) in the absence of any such express agreement, shall engage or participate in, or become involved with, in any manner or capacity (whether as employee, agent, consultant, advisor, officer, director, manager, partner, joint venturer, investor, shareholder (other than passive investments in less than 5% of the outstanding securities of any company) or otherwise), any business enterprise which derives any material amount of revenues from any business or line of business conducted, engaged in or operated by the Company on the date on which such Optionee first became involved with such other business enterprise, or (C) in the event that an Optionee's employment with the Company or any of its subsidiaries shall be terminated either (1) by the Company or any of its subsidiaries "for cause", as defined in any applicable employment agreement to which such Optionee is a party or (2)in the absence of a definition of cause contained in any applicable employment agreement, by the Company for fraud, dishonesty, habitual drunkenness or drug use, for willful disregard of assigned duties or instructions by such Optionee, or for concrete actions causing substantial harm to the Company, or for other material breach by the Optionee of any applicable employment agreement to which the Optionee is a party, or (3) by the Optionee voluntarily and without the written consent of the Company, then all outstanding Options granted hereunder to such Optionee shall automatically and immediately terminate at the time that notice of termination of employment is given, and shall not then or thereafter be exercisable in whole or in part; provided, however, that nothing herein contained shall be deemed to modify or amend the terms and conditions of any applicable employment agreement, including but not limited to the grounds upon which any Optionee's employment may be terminated.

                         (ii) In the event that an Optionee's employment with the Company or any of its subsidiaries shall terminate (A) by reason of retirement, or (B) under circumstances other than those specified in
         Section 6(g)(i) above and for other than death or disability, then all outstanding Options granted hereunder to such Optionee shall terminate three (3) months after the date of such termination of employment or on the Expiration Date, whichever shall first occur; provided, however, that if such Optionee dies within such three (3) month period, then all outstanding Options granted hereunder to such Optionee shall terminate on the first anniversary of such Optionee's death or on the Expiration Date, whichever shall first occur.

                       (iii) In the event of the death or disability of an Optionee while such Optionee is employed by the Company or any of its subsidiaries, all outstanding Options granted hereunder to such Optionee shall terminate on the first anniversary of such death or disability, as the case may be, or on the Expiration Date, whichever shall first occur.

                         (iv) Anything contained in this Section 6 to the contrary notwithstanding, an Option granted pursuant to this Plan may be exercised following the subject Optionee's termination of employment with the Company or any of its subsidiaries for reasons other than death, disability or retirement only if, and to the extent that, such Option was exercisable immediately prior to, or becomes exercisable as a result of, such termination of employment.

                           (v) An Optionee's transfer of employment between the Company and any of its subsidiaries or between subsidiaries shall not constitute a termination of employment, and the Committee shall determine in each case whether an authorized leave of absence for professional education, military service or otherwise shall constitute a termination of employment.

                         (vi) Nothing contained in this Section 6(g) shall be deemed to modify or affect any vesting schedule provided in any Option Agreement, which vesting schedule shall continue in effect and be applied and enforced notwithstanding any modification of the exercise period arising by reason of the application of this Section 6(g).

         (h) No Rights as a Stockholder or to Continued Employment. No Optionee shall have any rights as a stockholder of the Company with respect to any shares covered by an Option prior to the date of issuance to such Optionee of the certificate or certificates for such shares. Neither this Plan nor any Option granted hereunder shall confer upon an Optionee any right to continued employment by the Company or any of its subsidiaries or interfere in any way with the right of the Company or its subsidiaries to terminate the employment of such Optionee (subject to the terms and conditions of any applicable employment agreement between the Company or any of its subsidiaries and the subject Optionee).

         (i) Other Terms and Conditions. Any Option Agreement entered into pursuant to this Plan may contain such further terms and conditions (including a right of first refusal in favor of the Company in the event that the Optionee shall seek to transfer any shares acquired upon exercise of the subject Option) as the Committee may determine, provided that such other terms and conditions are not in violation of, in conflict with or otherwise inconsistent with the requirements of this Plan.

     7. TEN PERCENT STOCKHOLDERS.

         The Committee shall not grant an incentive stock option to an individual who, at the time such Option is to be granted, owns (directly or by attribution pursuant to Section 424(d) of the Code) shares of capital stock of the Company possessing more than 10% of the voting power of all classes of capital stock of the Company unless (a) the Exercise Price at which each share of Common Stock may be purchased pursuant to such Option is at least 110% of the fair market value of each such share on the Date of Grant (determined as provided in Section 6(a) above), and (b) such Option, by its terms, is not exercisable after the expiration of five years from the Date of Grant thereof.

     8. ISSUANCE OF SHARES; RESTRICTIONS.

         (a) Subject to the conditions, restrictions and other qualifications provided in this Section 8, the Company shall, within thirty (30) business days after an Option has been duly exercised in whole or in part, deliver to the person who exercised the Option one or more certificates, registered in the name of such person, for the number of shares of Common Stock with respect to which the Option has been exercised. The Company may legend any stock certificate issued hereunder to reflect any restrictions provided for in this Section 8, including but not limited to a "stop transfer" legend pursuant to Section 8(b) below.

         (b) Unless the shares subject to Options granted under the Plan have been registered under the Securities Act of 1933, as amended (the "Act") (and, if the person exercising the Option may be deemed an "affiliate" of the Company as such term is defined in Rule 405 under the Act, such shares have been registered under the Act for resale by such person), or the Company has determined that an exemption from registration under the Act is available, the Company may require, prior to and as a condition of the issuance of any shares of Common Stock upon exercise of any Option, that the person exercising such Option hereunder furnish the Company with a written representation in a form prescribed by the Committee to the effect that such person is acquiring such shares solely with a view to investment for his or her own account and not with a view to the resale or distribution of all or any part thereof, and that such person will not dispose of any of such shares otherwise than in accordance with the provisions of Rule 144 under the Act unless and until either the sale or distribution of such shares is registered under the Act or the Company is satisfied that an exemption from such registration is available.

         (c) Anything herein contained to the contrary notwithstanding, the Company shall not be obligated to sell or issue any shares of Common Stock pursuant to the exercise of an option granted hereunder unless and until the Company is satisfied that such sale or issuance complies with all applicable provisions of the Act and all other laws and/or regulations by which the Company is bound or to which the Company or such shares may be subject; and the Company reserves the right to delay the issuance and/or delivery of shares of Common Stock for such period of time as may be required in order to effect compliance with the applicable provisions of the Act and all other applicable laws and/or regulations as aforesaid.

     9. SUBSTITUTE OPTIONS.

         Anything herein contained to the contrary notwithstanding, Options may, at the discretion of the Board, be granted under this Plan in substitution for options to purchase shares of capital stock of another corporation which is merged into, consolidated with or all or a substantial portion of the property or stock of which is acquired by, the Company or a subsidiary, such options to be on such terms and conditions, and to contain such provisions as the Board shall determine.

     10. TERM OF THIS PLAN.

         Unless this Plan has been sooner terminated pursuant to Section 11 below, this Plan shall terminate on, and no Options hereunder shall be granted after, March 2, 2004 (the tenth (10th) anniversary of the date of Board adoption of this Plan). Notwithstanding any such Plan termination, the provisions of this Plan shall nonetheless continue thereafter to govern all Options theretofore granted until the exercise, expiration or cancellation of such Options.

     11. AMENDMENT AND TERMINATION OF PLAN.

         The Board may at any time terminate this Plan, or amend this Plan from time to time in such respects as the Board deems desirable; provided, however, that approval of the stockholders of the Company shall be obtained for any amendment (a) which increases the aggregate number of shares of Common Stock with respect to which stock options may be granted under this Plan or changes the class of employees or consultants eligible to receive such options or (b) for which such approval is required for compliance with Rule 16b-3 promulgated under the Securities Exchange Act of 1934 and further provided, that, subject to the provisions of Section 6 and 8 above, no termination hereof or amendment hereto shall adversely affect the rights of an Optionee or other person holding an Option theretofore granted hereunder without the consent of such Optionee or other person, as the case may be.

                                 ERD WASTE CORP.

                                  CONSENT FORM

              CONSENT SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, a stockholder of record of ERD Waste Corp. (the "Company") as of the close of business on September 12, 1997, hereby takes the following action, with respect to all stock of the Company held by the undersigned, in connection with the solicitation by the Board of Directors of the Company of written consents, pursuant to Section 228 of the Delaware General Corporation Law, to (i) the amendment of the Certificate of Incorporation of the Company and
(ii) the amendment of the Company's 1994 Stock Option Plan, as described in the Company's Consent Solicitation Statement, dated September ___, 1997, without a meeting:

                      (Place an "X" in the appropriate box)

1. Proposed Consent Resolution 1 approving amendment to the Certificate of Incorporation of ERD Waste Corp.

                        For  [ ]       Against  [ ]         Abstain  [ ]

2. Proposed Consent Resolution 2 approving amendment to the 1994 Stock Option Plan of ERD Waste Corp.

                        For  [ ]       Against  [ ]         Abstain  [ ]


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE ABOVE PROPOSALS. FAILURE TO CHECK ANY OF THE BOXES WITH RESPECT TO A PROPOSAL WILL, IF THIS CONSENT CARD HAS BEEN SIGNED AND DATED, CONSTITUTE APPROVAL OF AND CORRESPONDING CONSENT TO THE ADOPTION OF THE CONSENT RESOLUTION.



- ------------------------------------------
                  Print Name


- ------------------------------------------
                  Signature(s)

Dated:  ________________, 1997

Please sign as registered and return promptly in the enclosed envelope. Executors, trustees and others signing in a representative capacity should include their names and the capacity in which they sign.